UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): April 15, 2004

                                -----------------

                             Digital Recorders, Inc.

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             (Exact Name of Registrant as Specified in Its Charter)


         North Carolina                    1-13408               56-1362926
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
         Incorporation)                                      Identification No.)

                5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
               (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code                (214) 378-8992

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Item 12. Results of Operations and Financial Condition

         On April 15, 2004, Digital Recorders, Inc. (the "Company") announced in a press release the Company's results for fourth quarter 2003 and fiscal year 2003. Additionally, the Company provided comments on recent trading activity in its common stock.

         The Company also announced in the press release that it has filed an amendment to its Form 10-K for the fiscal year ended December 31, 2003. The amendment includes the Company's financial statements for the year ended December 31, 2003 and related disclosures. The financial statements and related disclosures were not included in the Company's Form 10-K filed with the Securities and Exchange Commission on March 30, 2004, pursuant to an extension requested under Rule 12b-25. The amendment to the Company's Form 10-K amends and restates the Company's 2003 Form 10-K in its entirety.

         A copy of the Company's press release is attached hereto as Exhibit
99.1. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

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Signature(s)
         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         DIGITAL RECORDERS, INC.
Date: April 15, 2004     By:    /s/ DAVID L. TURNEY
                                ------------------------------------------------
                                David L. Turney
                                Chairman, Chief Executive Officer, and President